Exhibit 99.1

FRIEDMAN BILLINGS RAMSEY ®

CAPITAL FOR YOUR CONQUEST

THE WALL STREET ANALYST FORUM Presentation

February 28, 2005

FEBRUARY

All information as of December 31, 2004 unless indicated.

FRIEDMAN BILLINGS BRAMSEY ®

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to “FBR” refer to FRIEDMAN, BILLINGS, RAMSEY Group, Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research services1 are provided by FRIEDMAN, BILLINGS, RAMSEY & Co., Inc. (FBR & Co.), except for those online offering, mutual fund distribution and discount brokerage services provided by FBR Investment Services, Inc. (FBRIS), and those services in the U.K., Europe and elsewhere outside the United States and Canada provided by FRIEDMAN, BILLINGS, RAMSEY International, Ltd. (FBRIL). FBR & Co. and FBRIS are broker-dealers registered with the SEC and are members of the NASD. FBRIL, based in the U.K, is regulated by the Financial Services Authority. Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries FBR Investment Management, Inc. (FBRIM), FBR Fund Advisers, Inc., and Money Management Advisers, Inc., which are investment advisers registered with the SEC. Trust services, including mutual fund custody and administration, are provided by FBR National Trust Company.

On March 31, 2003, FRIEDMAN, BILLINGS, RAMSEY Group, Inc. merged with FBR Asset Investment Corporation, a real estate investment trust (“REIT”) managed by FBR prior to the merger. The merged company, FRIEDMAN, BILLINGS, RAMSEY Group, Inc. is structured as a REIT for U.S. Federal Income Tax purposes and conducts its brokerage, sales and trading, investment banking, asset management and banking business through taxable REIT subsidiaries.

This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

For additional important information, please visit our website, www.fbr.com.

CAUTIONS ABOUT FORWARD-LOOKING INFORMATION

This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the overall environment for interest rates, repayment speeds within the mortgage backed securities market, risk associated with equity investments, the demand for public offerings, activity in the secondary securities markets, competition among financial services firms for business and personnel, the high degree of risk associated with venture capital investments, the effect of demand for public offerings, mutual fund and 401(k) pension plan inflows or outflows in the securities markets, volatility of the securities markets, available technologies, the effect of government regulation and of general economic conditions on our own business and on the business in the industry areas on which we focus, fluctuating quarterly operating results, the availability of capital to us and risks related to online commerce. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Form 10-K, especially in the section entitled “Risk Factors.” The entire Form 10-K, including the Consolidated Financial Statements and the notes and any other documents incorporated by reference into the Form 10-K, as well as, the Forms 10-Q and 8-K filed subsequent to the forms 10-K, should be read for a complete understanding of our business and the risks associated with that business.

1. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department. Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.

Investor Presentation February 2005 Page 1

FRIEDMAN BILLINGS RAMSEY ®

Introduction

FBR is a top ten investment bank 1 Listed on the New York Stock Exchange (NYSE: FBR) Market cap of $3.2 billion 2 Total 2004 dividends: $1.53 (yield 8.0%) 2

Annualized core dividend: $1.36 (yield 7.1%) 2 Book value per share: GAAP—$9.46; Core – $9.68 3

Equity of $1.6 billion; Total Assets of $12.9 billion 3

Nearly 700 full-time employees in 16 offices 3 Focused on 8 specific industry sectors

FRIEDMAN , BILLINGS , RAMSEY Group, Inc. (NYSE: FBR)

REIT Election

Mortgage-Backed Securities Merchant Banking

FBR Taxable REIT Subsidiary (“TRS”) Holdings, Inc.

Full Taxpayer

FBR National Trust Company

Trust Services

FRIEDMAN , BILLINGS , RAMSEY & Co., Inc.

Investment Banking Institutional Brokerage Research 4

FRIEDMAN , BILLINGS , RAMSEY International, Ltd.

European Operations

FBR Investment Services, Inc.

FBR Direct Online Brokerage

FBR Investment Management, Inc.

Hedge Funds Private Equity

FBR Fund Advisers, Inc.

Mutual Funds

1. See pp. 12-13. 2. 2/10/05 closing price of $19.06. 3. As of 12/31/04; See FBR 2004 Q4 Earnings Release, p. 1.

4. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department. Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.

Investor Presentation February 2005 Page 2

FRIEDMAN BILLINGS RAMSEY ®

Financial Results

Income Statement

(Dollars in 000s)

Years ended December 31,

2004% 2003%

REVENUES

Investment banking $428,298 48% $261,382 47%

Institutional brokerage 110,094 12% 74,143 13%

Asset management 39,247 4% 38,741 7%

Principal investment 467,308 53% 243,090 43%

Other 7,155 1% 11,169 2%

Total revenues 1,052,102 118% 628,525 112%

Interest expense 164,156 18% 68,995 12%

Revenues, net of interest expense 887,946 100% 559,530 100%

EXPENSES

Compensation and benefits 323,524 36% 226,389 40%

Other expenses 155,702 18% 87,136 16%

Total expenses 479,226 54% 313,525 56%

Net income before income taxes 408,720 46% 246,005 44%

Income tax provision 59,161 7% 44,591 8%

Net income $349,559 39% $201,414 36%

Diluted earnings per share $2.07 $1.63

Dividends declared per share $1.53 $1.36

See statement concerning Forward Looking Information on page 2.

Investor Presentation February 2005 Page 3

FRIEDMAN BILLINGS RAMSEY ®

Financial Results

Balance Sheet

(Dollars in 000s)

December 31,

2004 2003

ASSETS

Cash and cash equivalents $231,527 $92,688

Mortgage-backed securities, at fair value 11,726,689 10,551,570

Long-term investments 441,499 379,002

Intangible assets 122,417 124,103

Other assets 406,156 181,722

Total assets $12,928,288 $11,329,085

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Commercial paper $7,294,949 $4,392,965

Repurchase agreements 3,467,569 5,095,676

Other liabilities 587,246 286,105

Total liabilities 11,349,764 9,774,746

Total shareholders’ equity 1,578,524 1,554,339

Total liabilities and shareholders’ equity $12,928,288 $11,329,085

Book Value per Share—GAAP $9.46 $9.41

Book Value per Share—Core $9.68 $9.04

Shares Outstanding 166,932 165,189

See statement concerning Forward Looking Information on page 2.

Investor Presentation February 2005 Page 4

F R I E D M A N B I L L I N G S R A M S E Y®

Business Overview

Taxable Subsidiaries (TRSs) (3 Profit Centers and Research)

Investment Banking [1]

Over 165 Investment Banking personnel

8 focused industry sectors

- Consumer
- Diversified Industrials
- Energy
- Financial Institutions
- Healthcare
- Insurance
- Real Estate
- Technology, Media & Telecommunications

Top 10 underwriter in 2004: [3]

- 127 transactions with $27.4B in total transaction value
- 61 lead and sole-managed public underwritings / private placements
- 24 M&A and Advisory assignments
- $10.1 B of Asset-Backed Securitizations (ABS) in inaugural year

Institutional Brokerage [1]

Sales & Trading

185 Institutional Brokers, Traders and Sales Traders

Market-maker in over 580 equity and debt securities

Cover over 700 institutional investors

Research [2]

51 Senior Analysts

Department total 138

Over 550 companies under coverage

- Consumer
- Diversified Industrials
- Energy
- Financial Institutions
- Healthcare
- Insurance
- Real Estate
- Technology, Media & Telecom

Fixed-Income and ABS Research Coverage

Asset Management

Hedge funds

Equity mutual funds

Fixed income mutual funds

Tax-exempt funds

Money market funds

Private equity

Venture capital

Private client group

- Restricted 144 stock sales
- Financial planning
- Diversification Strategies
- Hedging & monetization
- Employee stock option management
- Cash management

REIT Principal Activities (2 Profit Centers)

Mortgage-Backed Securities

Assets of $11.7 billion, as of December 31, 2004

- Mortgage-backed securities guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae (GSEs)
- Portfolio composition 1/1 Arms and 3/1 and 5/1 Hybrid ARMs
- Dedicated $12 billion funding source

Merchant Banking

$441million long-term investment portfolio as of December 31, 2004

15 Merchant Banking investments funded with FBR Group equity

- Preferred and common equity
- Senior secured and mezzanine loans
- Interest in proprietary funds
- Direct assets

1. Headcount numbers and companies covered approximate as of December 31, 2004.
2. Research is provided by FBR & Co.'s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.'s overall operating revenues, including revenues generated by FBR & Co.'s investment banking department. Specific information is contained in each research report concerning FBR& Co.'s relationship with the company that is the subject of the report.
3. Source Dealogic; see page 11.

Investor Presentation
February 2005
Page 5

FRIEDMAN BILLINGS RAMSEY ®

Highlights

Unique capital markets investment and distribution franchise

Founded in 1989, only Major Investment Bank formed in over 30 years 1 Greater than 36% compound annual revenue growth rate since 1992 Record full year 2004

Record total revenues: $1.1 billion

Record earnings: $350 million ($2.07 per share—diluted) Net income profit margin of 39.4% Annualized ROE of 22.3%

Most efficient platform among Major Investment Banks as measured by net income and revenue per employee 1

Significant new business opportunities in investment banking, fixed income capital markets and asset management $113 $117 $120

$73 $75 $88 $43

$12$20 $22 $26 $501

$220

$110

A. G. Edwards

Stifel Financial Corp

SWS Group

Raymond James

Piper Jaffray

Legg Mason

Jefferies Group

Merrill Lynch

Morgan Stanley

Lehman Brothers

Bear Stearns

Goldman Sachs

FRIEDMAN BILLINGS RAMSEY

Average Investment Bank

1. Major Investment Banks: Publicly traded U.S. underwriters of public common stock in 2004, classified as Securities Brokers & Dealers (SIC 6211) with greater than $200 million in revenue in their last reported twelve months (ltm).

Sources: SEC filings, Dealogic, FactSet.

Investor Presentation February 2005 Page 6

FRIEDMAN BILLINGS RAMSEY ®

Investment and Distribution Franchise

Fundamental valuation approach

Premier investment banking/institutional brokerage platform

#1 lead underwriter of U.S. companies valued $1 billion and under 1 #7 lead underwriter of U.S. IPOs across all industries 1

#1 lead underwriter of IPOs for U.S. companies valued $1 billion and under 2

Top ten equity underwriter — $8.8 billion of lead or sole-managed new equity raised in 2004 1 Market leader in innovative transaction structures (144A, private block secondaries, public corporate formations)

Superior proprietary investment returns also drives growth in fees

29% IRR since inception

Investment banking fees associated with portfolio companies have totaled over $388 million since January 1, 2001

Top tier asset management products $36.2 $64.9 $94.8 $151.3 $154.1

2000 2001 2002 2003 2004

Average Lead or Sole-Managed Public Equity Deal

(millions of dollars)

1. Full year 2004; source: Dealogic; see page 11.

2. See notes on page 11; limits data set to IPOs only for companies valued at $1 billion and under.

Investor Presentation February 2005 Page 7

FRIEDMAN BILLINGS RAMSEY ®

Capital Markets

Revenue Growth $450 425 400 375 350 325 300 275 250 225 200 175 150 125 100 75 50 25 0

Corporate Finance Underwriting

CAGR 56.8%

$76.4

$52.5

$45.2 $28.5

$22.5 $31.4

$47.9

$22.6 $21.1

1999 2000 2001

$428.3

$195.3

$261.4

$144.1

$135.2

$233.0

$58.6

$117.3

$76.6

2002 2003 2004

Investment Banking Revenue 1

(millions of dollars) $120 110 100 90 80 70 60 50 40 30 20 10 0

Principal Agency

CAGR 24.3%

$74.2

$63.2

$24.0

$53.4 $53.4

$27.5

$37.1 $26.3

$32.3

$22.1 $50.2

$35.7

$27.1

$21.1

$15.0

1999 2000 2001 2002 2003

$110.1 $20.4 $89.7

2004

Sales & Trading Revenue

(millions of dollars)

1. Adjusted for elimination of all revenue from and fees paid to FBR Asset (including trading gains).

Investor Presentation February 2005 Page 8

FRIEDMAN BILLINGS RAMSEY®

Capital Markets
Research and Institutional Brokerage

- 185 institutional brokers, traders and sales traders; 51 senior analysts
- Understanding of investment philosophy leads to powerful distribution platform
- 30% CAGR volume growth from 1999 through 12/31/2004
- Currently provide research on 35% of S&P 500 by market capitalization
- Over 550 companies and 205 fixed-income securities under research coverage[1]
- Make markets in more than 580 securities



INDUSTRY COMPOSITION
Technology, Media & Telecommunications 23%
127
Consumer 5%
25
Diversified Industrials 9%
50
Energy 15%
84
Financial Institutions 24%
136
Healthcare 5%
30
Insurance 6%
32
Real Estate 13%
70

Research Coverage: All Companies
(number of companies as of December 2004)



OTC
Listed
CAGR 30.5%
1999: 604 (OTC 392, Listed 212)
2000: 604 (OTC 320, Listed 284)
2001: 780 (OTC 351, Listed 428)
2002: 1,135 (OTC 462, Listed 673)
2003: 1,486 (OTC 554, Listed 932)
2004: 2,286 (OTC 850, Listed 1,436)

Customer Trading Volumes
(millions of shares)

1. As of 12/03/04. Research is provided by FBR & Co.'s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports. Research analysts are eligible to receive bonus compensation that is based on FBR & Co.'s overall operating revenues, including revenues generated by FBR & Co.'s investment banking department. Specific information is contained in each research report concerning FBR& Co.'s relationship with the company that is the subject of the report.

Investor Presentation
February 2005
Page 9

FRIEDMAN BILLINGS RAMSEY ®

Capital Markets

Investment Banking

Common Equity Underwriting

Unique origination & distribution franchise

Technology,

FBR evaluates all underwritings and provides financial advice based on a disciplined& Telecom investment approach We concentrate on specific industries where FBR has developed in-depth expertise and relationships These industries comprised 80% of the equity raised and traded in the U.S. in 2003

We continue to see new business opportunities

Energy 20%

Insurance 6%

Diversified Industrials 11%

Real Estate 32%

Technology, Media & Telecommunications 17%

Financial Institutions 14%

Investment Banking Transactions by Industry

(Full Year 2004, % to total)

$261.4

$135.2

$76.4

$52.5

$45.2

1999 2000 2001 2002 2003 2004

$428.3

Investment Banking Revenue 1

(millions of dollars; excludes investment gains)

1. Adjusted for elimination of all revenue from and fees paid to FBR Asset (including trading gains).

Investor Presentation February 2005 Page 10

FRIEDMAN BILLINGS RAMSEY®

FBR

Investment Banking Rankings
Full Year 2004 Underwriting

Issuer Mkt Cap $1B & Under — All Industries
1/1/2004 –12/31/2004 All Common Stock
(IPO, Secondary, Private)

Book-Running Manager	# of Deals	Total Amt Raised
Friedman Billings Ramsey	37	$ 6,442.8
Goldman, Sachs & Co	36	4,309.5
Merrill Lynch & Co	38	4,162.3
UBS Securities Inc	51	3,808.8
Morgan Stanley	30	3,630.6
JP Morgan Securities Inc	47	3,592.9
Citigroup Global Markets Inc	30	3,443.4
Lehman Brothers	37	3,371.5
Credit Suisse First Boston	36	3,065.7
Banc of America Securities	27	1,671.0
Deutsche Bank Securities	25	1,611.2
Bear, Steams & Co Inc	16	1,254.0
Raymond James	9	983.8
Wachovia Capital Markets LLC	16	968.5
SG Cowen Securities Corp	24	852.3
Ryan, Beck & Co	6	769.3
CIBC World Markets	13	559.4
Keefe Bruyette & Woods Inc	9	520.7
Piper Jaffray & Co	11	505.3
AG Edwards & Sons Inc	12	452.5

All Market Caps — All Industries
1/1/2004 – 12/31/2004
IPOs and Secondaries

Book-Running Manager	# of Deals	Total Amt Raised
Morgan Stanley	80	$ 19,392.7
Goldman, Sachs & Co	74	17,178.7
Citigroup Global Markets Inc	71	12,148.1
JP Morgan Securities Inc	77	11,277.6
Merrill Lynch & Co	74	11,202.4
Credit Suisse First Boston	61	9,067.8
Lehman Brothers	63	7,826.8
UBS Securities Inc	66	6,667.9
Friedman Billings Ramsey	34	4,596.5
Banc of America Securities	37	3,583.8
Deutsche Bank Securities	34	3,324.7
Bear, Steams & Co	22	2,927.9
Wachovia Capital Markets LLC	24	2,096.6
Raymond James	9	1,056.7
AG Edwards & Sons Inc	17	866.2
SG Cowen Securities Corp	23	831.1
CIBC World Markets	14	764.7
Ryan, Beck & Co	4	752.3
RBC Capital Markets	12	740.6
Legg Mason Wood Walker Inc	6	551.8

All Market Caps — All Industries
1/1/2004 – 12/31/2004
IPOs Only

Book-Running Manager	# of Deals	Total Amt Raised
Morgan Stanley	21	$ 7,322.5
Goldman, Sachs & Co	26	6,391.6
Merrill Lynch & Co	28	4,247.8
JP Morgan Securities Inc	24	3,834.2
Citigroup Global Markets Inc	19	3,636.4
Credit Suisse First Boston	22	3,547.1
Friedman Billings Ramsey	19	3,230.3
UBS Securities Inc	17	2,039.0
Lehman Brothers	16	2,037.9
Banc of America Securities	15	1,050.1
Raymond James	2	726.8
Ryan, Beck & Co	2	725.3
Wachovia Capital Markets LLC	6	573.6
Deutsche Bank Securities	9	560.4
Bear, Steams & Co Inc	5	482.4
Piper Jaffray & Co	7	350.2
SG Cowen Securities Corp	8	335.4
Ferris Baker Watts Inc	3	206.3
Keefe Bruyette & Woods Inc	3	162.8
Thomas Weisel Partners LLC	4	142.1

Source: Dealogic

Note: Apportioned credit to all book-running managers; U.S. Issuers; excludes closed-end funds.

Investor Presentation
February 2005
Page 11

FRIEDMAN BILLINGS RAMSEY®

FBR

Investment Banking Rankings

Aftermarket Performance [1]

5 Years
1/1/2000 – 12/31/2004
Non-Weighted Aftermarket Performance [2]

Book-Running Manager	# of Deals	% Change from Offer
Bear, Stearns & Co Inc	100	55.6
Friedman Billings Ramsey	**95**	**43.7**
Merrill Lynch & Co	336	21.5
Lehman Brothers	222	21.3
Morgan Stanley	302	16.8
UBS Securities Inc	207	16.5
Citigroup Global Markets Inc	278	16.2
Credit Suisse First Boston	391	13.9
Goldman, Sachs & Co	317	12.6
Deutsche Bank Securities	127	12.3
JP Morgan Securities Inc	224	11.1
Banc of America Securities	196	-3.3

3 Years
1/1/2002 – 12/31/2004
Non-Weighted Aftermarket Performance [3]

Book-Running Manager	# of Deals	% Change from Offer
Bear, Stearns & Co	68	65.7
Credit Suisse First Boston	186	45.3
Wachovia Capital Markets LLC	46	43.5
Morgan Stanley	184	39.9
Friedman Billings Ramsey	**76**	**37.6**
SG Cowen Securities Corp	49	37.3
Goldman, Sachs & Co	164	36.6
Banc of America Securities	96	35.1
Deutsche Bank Securities	72	34.3
Merrill Lynch & Co	188	33.5
Citigroup Global Markets Inc	180	31.6
JP Morgan Securities Inc	147	31.5
Lehman Brothers	135	31.4
UBS Securities Inc	142	23.8

1 Year
1/1/2004 – 12/31/2004
Non-Weighted Aftermarket Performance [4]

Book-Running Manager	# of Deals	%Change from Offer
Morgan Stanley	83	24.4
Friedman Billings Ramsey	**34**	**23.6**
RBC Capital Markets	17	23.2
Goldman, Sachs & Co	76	23.0
JP Morgan Securities Inc	78	21.7
CIBC World Markets	18	21.0
AG Edwards & Sons Inc	17	20.1
Banc of America Securities	40	20.1
Credit Suisse First Boston	64	20.1
Wachovia Capital Markets LLC	24	19.8
Deutsche Bank Securities	33	19.2
Merrill Lynch & Co	85	18.9
SG Cowen Securities Corp	24	18.7
Citigroup Global Markets Inc	79	18.3
Lehman Brothers	67	17.6
Bear, Stearns & Co	23	14.5
UBS Securities Inc	68	11.5

Source: Dealogic

[1] IPOs and secondaries only, excludes closed end funds; Credit to book-running managers; Market prices through 12/31/04
[2] More than 75 deals
[3] More than 45 deals
[4] More than 15 deals

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

Investor Presentation
February 2005
Page 12

F R I E D M A N   B I L L I N G S   R A M S E Y®

Asset Management

- Broad spectrum of products — mutual funds/ alternative asset investments
- Alternative asset investment vehicles, including 2 hedge funds with greater than 10 year records
- Private Client Group provides customized wealth management solutions to individuals, families and foundations controlling significant assets
- Multiple mutual fund offerings [1]
  - FBR Gas Utility Index Fund
  - FBR Small Cap Fund
  - FBR Small Cap Financial Fund
  - FBR Small Cap Technology Fund
  - FBR Large Cap Financial Fund
  - FBR Large Cap Technology Fund

Investors are asked to consider the investment objectives, risks, charges and expenses of the FBR Funds carefully before investing. For more complete information about FBR Mutual Funds, and a copy of a FREE prospectus please call 888.888.0025 or visit us at www.fbrfunds.com. Please read the prospectus carefully before you invest or send money. FBR Mutual Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.


Diversified Industrials $1,012
Fixed Income / Money Market Mutual Funds $351
INDUSTRY MIX
Technology $9
Energy $238
Financial $690

FBR Mutual Funds
(millions of dollars; as of December 31, 2004)


$589
$635
$1,314
$1,534
$2,061
$3,141
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

Net Assets Under Management [2]
(millions of dollars)

1. See page 14 for more complete description.
2. Net assets under management represents total gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities. Excludes FBR Asset.

Investor Presentation
February 2005
Page 13

FRIEDMAN BILLINGS RAMSEY®
FBR

FBR Mutual Funds

Commenced 01/03/97

	Morningstar® Rating	Q4 2004	1-Year	3-Years	5-Years	10-Years	Since Inception
		Average Annual Total Returns thru 12/31/2004					
FBR Small Cap Fund [1,5*]	★★★★★	16.03%	30.65%	25.03%	18.78%	n/a	18.71%
FBR Small Cap Financial Fund [1,2]	★★★★★	8.28%	16.04%	24.77%	26.08%	n/a	19.38%
FBR Gas Utility Index Fund [3*]	★★★★	11.34%	23.03%	4.94%	8.95%	11.78%	9.46%
FBR Large Cap Financial Fund [2]	★★★★	8.16%	11.73%	12.41%	15.49%	n/a	12.83%
FBR Large Cap Technology Fund [4*]		15.66%	6.75%	n/a	n/a	n/a	7.28%
FBR Small Cap Technology Fund [1,4*]		17.27%	n/a	n/a	n/a	n/a	n/a

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics

FBR Small Cap Fund rated 5 stars for 3- and 5-yrs among 554 and 402 small growth funds respectively. FBR Small Cap Financial Fund rated 5 stars for 3- and 5-yrs among 100 and 65 financial funds respectively. FBR Gas Utility Index Fund rated 5 stars for 3-yrs and 4 stars for 5- and 10-yrs among 65, 58 and 35 utility funds respectively. FBR Large Cap Financial Fund rated 4 stars for 3- and 5-yrs among 100 and 65 financial funds respectively. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The current performances may be lower or higher than performance data quoted. To obtain performance data current to the most recent month-end please call 888.888.0025 or visit us at www.fbrfunds.com. Investment return and principal will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

Investors are asked to consider the investment objectives, risks, charges and expenses of FBR Mutual Funds carefully before investing. For more complete information about FBR Mutual Funds, including fees and expenses, and a copy of a FREE prospectus please call 888.888.0025 or visit us at www.fbrfunds.com. Please read the prospectus carefully before you invest or send money. FBR Mutual Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.

1 Investing in small-cap funds involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies.

2 Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as interest rates.

3 The Fund is subject to risks associated with the natural gas industry which is sensitive to interest rates, weather and competition risks.

4 Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses. In addition, the Fund may be subject to risks posed by use of derivative instruments.

5 The non-diversified nature of the Fund may subject investors to greater volatility than other diversified funds.

** The FBR Gas Utility Index Fund commenced on 05/15/89 as the American Gas Index Fund. The FBR Large Cap Technology Fund commenced on 02/01/02. The FBR Small Cap Technology Fund commenced on 01/20/04. The FBR Small Cap Fund was closed to new investors on 10/01/04.*

Investor Presentation
February 2005
Page 14

FRIEDMAN BILLINGS RAMSEY B ®

Principal Investing

Mortgage-Backed Securities $11.7 billion portfolio as of December 31, 2004

Portfolio securities are guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae at December 31, 2004 Low duration target of 1 to 2 — limits price risk Leverage guideline — 6x to 11x debt to equity, 9.5x long-term target Allocation of FBR equity capital: 50%–90% (long-term average target 60%–65%) Georgetown Funding, FBR’s proprietary $12 billion A1+/P1 commercial paper funding source Consistent high prepayments allow for continuous reinvestment Long-term average target ROE of > 20%

Investor Presentation February 2005 Page 15

FRIEDMAN BILLINGS RAMSEY ®

Principal Investing

Mortgage-Backed Securities as of December 31, 2004

(Dollars in millions)

Current Book Market Average Book Cost WTD Avg. Average Effective

Face Value Value Coupon Yield Premium CPR Life Duration

$11,371 $11,561 $11,479 3.97% 3.23% 101.68 24.54 1.6 yrs .78 yrs

FHLMC 22.0%

GNMA 8.0%

FNMA 70.0%

MBS Portfolio By Agency

3/1 ARM 24.3%

4/1 ARM

8.0%

5/1 ARM

4.4%

1/1 ARM 19.4%

2/1 ARM 43.9%

MBS Portfolio By Security

Note: Excludes principal receivables.

Investor Presentation February 2005 Page 16

FRIEDMAN BILLINGS RAMSEY ®

Principal Investing

Merchant Banking

All investment decisions driven by fundamental valuation approach Proprietary deal flow through FBR & Co., Inc.

Independent due diligence and investment committee process Deep industry knowledge allows for expedited execution and innovative structures enhance potential for premium returns Investment banking experience improves accuracy of our predicted liquidity outcomes Portfolio of 15 investments funded with FBR Group equity Allocation of 10%–30% of FBR’s equity IRR of 29% from inception to December 31, 2004

Investor Presentation February 2005 Page 17

F R I E D M A N B I L L I N G S R A M S E Y®

FBR

Principal Investing

Access to Capital Drives Revenue

FBR Merchant Banking has invested in 26 companies out of 141 lead managed and 211 total transactions completed by FBR since January of 2001 [8]

	Period of Investment	Investment Amount		Total Banking Fees Earned
Fieldstone Mortgage Company	Nov-03	$ 50,000,000		$ 46,078,984
AmeriCredit Corp.	Sep-02	40,329,295		26,462,476
American Financial Realty Trust	Sep-02	40,000,001	[1]	43,883,007
Aames Investment Corporation	Nov-04	39,525,000		16,736,691
New Century	Sep-04	35,050,015		14,225,154
Peoples' Choice Financial Corporation	Dec-04	32,900,000		22,638,972
Provident	Aug-04	25,000,004		26,919,910
Quanta Capital Holdings	Aug-03	25,000,000		35,090,698
KKR Financial Corp.	Aug-04	23,250,000		33,041,790
Southwest Royalties	Apr-02	18,333,333	[2]	1,714,662
Medical Properties Trust	Mar-04	15,000,000		17,270,432
Oxford Finance Corp.	Mar-02	14,650,000	[3]	2,889,359
Specialty Underwriters' Alliance	Dec-03	12,976,692	[4]	6,436,194
MCG Capital	Nov-01	9,934,375		13,776,396
Saxon Capital, Inc.	Jul-01	9,300,000		15,058,315
Annaly	Jan-01	7,144,000		8,274,551
Accredited Home Lenders	Feb-03	6,789,586		4,163,044
Equity Inns	Jul-03	5,750,000		1,191,423
Franklin Bank Corporation	Oct-02	5,580,000		4,369,198
JER Investors Trust	Jun-04	5,264,033		11,124,647
CMET Finance Holdings	Dec-03	4,650,000		7,351,588
Tower Group Holdings	Oct-04	3,952,500		7,179,741
Anworth	Dec-01	3,890,650		11,568,421
Government Properties Trust	Oct-03	3,050,000	[5]	11,004,095
Atlas Pipeline	Sep-03	-	[6]	375,000
Quaker Coal	Nov-02	-	[7]	113,789
		$ 437,319,484		$ 388,938,537

[1] Includes $5 million note which has been repaid and $35,000,001 equity investment.
[2] Represents a loan commitment of up to $25,000,000, of which $18,333,333 was funded and has been repaid.
[3] Includes $10 million note which has been repaid and $4,650,000 equity investment.
[4] Represents a loan of $2,000,000 which has been repaid and $10,976,692 equity investment.
[5] Includes $950,000 note which has been repaid and $2,100,000 equity investment.
[6] Represents a loan commitment of up to $25,000,000. This commitment was not funded.
[7] Break-up fee.

8. Transaction total composed of public and private equity and debt offerings. Excludes M&A, Advisory and ABS transactions.

Investor Presentation
February 2005
Page 18

FRIEDMAN BILLINGS RAMSEY ®

Principal Investing

Opportunities

Broadened investment in mortgages

Diversify risk (interest vs. credit)

Diversify products (jumbo, non-prime, etc.) Diversify instruments (whole loans, ABS, CMOs)

Expand into value change (originate, aggregate, securitize, service, etc.)

Take further advantage of deal flow by:

Acquiring majority stakes

Originators

Outsourcers (servicers, etc.) Non Mortgage Companies

Energy Real Estate Healthcare Other finance

Investor Presentation February 2005 Page 19

FRIEDMAN BILLINGS RAMSEY ®

Principal Investing First NLC Financial Services, LLC

Business Summary

Mortgage Originator -Non-conforming Deerfield Beach, Florida Licensed in 38 States 30 Retail Branches 6 Operation Centers 1100 Employees

Transaction Summary

Originations

2004 3.4 B

Q4 Run-Rate 4.0 B

Purchase Price

Cash $76.8 M

Stock 24.4

101.2

FNLC Tangible Equity 27.0

Book Value Premium $74.2

Purchase Price Multiple 3.7 X

Investor Presentation February 2005 Page 20

FBR
F R I E D M A N B I L L I N G S R A M S E Y®

Conclusion
Selected Comparables

Selected Comparable Broker / Dealer	Fiscal Year End	LTM Period End	Equity Capital ($000)	LTM Net Income ($000)	LTM Net Income per Employee ($000)	LTM Net Revenue ($000)	LTM Net Rev. per Employee ($000)	Compensation / Net Revenue	Total Assets / Tangible Equity	ROE	Price / Tangible Book [1]	Price / LTM Diluted EPS [1]
A.G. Edwards	2/28	11/30/2004	1,712,700	190,500	12	2,615,000	170	65.1%	2.40 x	11.1%	1.91 x	17.84 x
Bear Stearns	11/30	11/30/2004	8,990,900	1,316,700	120	6,813,000	622	47.8%	29.67 x	16.0%	1.53 x	10.61 x
Goldman Sachs	11/26	11/26/2004	25,079,000	4,553,000	220	20,957,000	1,011	45.8%	26.29 x	19.5%	2.73 x	12.65 x
Jefferies Group [2,3]	12/31	12/31/2004	968,100	131,400	75	1,058,100	605	56.3%	16.35 x	14.5%	2.64 x	18.96 x
Lehman Brothers	11/30	11/30/2004	13,575,000	2,298,000	117	11,576,000	591	49.5%	34.84 x	17.9%	2.51 x	11.95 x
Merrill Lynch [3]	12/31	12/31/2004	31,400,000	4,432,000	88	22,162,000	438	47.6%	22.94 x	14.7%	2.08 x	13.82 x
Morgan Stanley	11/30	11/30/2004	28,206,000	4,462,000	113	23,676,000	597	53.3%	29.82 x	16.8%	2.46 x	14.51 x
Raymond James [4]	9/30	12/31/2004	1,120,500	142,600	28	1,866,200	366	70.8%	7.52 x	13.0%	2.16 x	16.17 x
Stifel Financial [2,3,4]	12/31	12/31/2004	123,154	23,100	20	246,800	213	63.7%	3.20 x	20.7%	1.70 x	11.11 x
SWS Group	6/24	12/31/2004	257,200	20,700	22	262,500	283	53.1%	19.14 x	8.1%	1.36 x	16.41 x
Average Comparable					**82**		**490**	**55.3%**	**19.22 x**	**15.2%**	**2.11 x**	**14.40 x**
Friedman Billings Ramsey	**12/31**	**12/31/2004**	**1,578,500**	**349,400**	**501**	**887,900**	**1,272**	**36.4%**	**8.88 x**	**22.3%**	**2.18 x**	**9.18 x**

[1] Market data as of 02/10/05

Some earnings release filings (form 8-K) did not provide complete balance sheet or employee information. The following table data are from prior quarterly filings:

[2] Shareholders' Equity

[3] Goodwill, Intangible and Total Assets

[4] Number of Employees

Source: SEC filings, FactSet

Investor Presentation
February 2005
Page 21

FRIEDMAN BILLINGS RAMSEY ®

Conclusion

Summary

Top 10 investment banking firm 1 $3.2 billion market cap

Strong, highly-liquid balance sheet: equity $1.6 billion; assets $12.9 billion One of the most efficient cost structures in the industry Record full year performance

Record total revenue ($1.1 billion) and earnings ($350 million) Net income profit margin of 39.4% Annualized ROE of 22.3%

Leading investment banking platform

#1 lead underwriter of U.S. companies valued $1 billion and under 1 #7 lead underwriter for 2004 U.S. IPOs 1

#1 lead underwriter of IPOs for U.S. companies valued $1 billion and under 2 Top ten underwriter — $8.8 billion lead/sole managed equity in 2004 1

Stable, diversified and growing earnings stream supports dividend growth History of significant growth; significant future growth opportunities

1. Full year 2004; source: Dealogic; see page 11.

2. See notes on page 11; limits data set to IPOs only for companies valued at $1 billion and under.

Investor Presentation February 2005 Page 22

FRIEDMAN BILLINGS RAMSEY

FRIEDMAN BILLINGS RAMSEY Group, Inc. Metropolitan Washington, D.C. Headquarters

1001 Nineteenth Street North Arlington, Virginia 22209 Tel: 703.312.9500 Fax: 703.312.9501 www.fbr.com

Bethesda

4922 Fairmont Avenue Bethesda, Maryland 20814 301.657.1500

Boston

100 Federal Street 29th Floor

Boston, Massachusetts 02110 617.757.2900

Chicago

200 South Wacker Drive 31st Floor Chicago, Illinois 60606 312.674.4635

Cleveland

3201 Enterprise Parkway Suite 320 Cleveland, Ohio 44122 216.593.7000

Dallas

2100 McKinney Avenue Suite 1940 Dallas, Texas 75201 469.341.1200

Denver

1200 17th Street Suite 550 Denver, Colorado 80202 720.946.6000

Houston

600 Travis Street Suite 6070 Houston, Texas 77002 713.343.1000

Irvine (Los Angeles)

18101 Von Karman Avenue Suite 1000 Irvine, California 92612 949.477.3100

New York

299 Park Avenue

New York, New York 10171 212.457.3300

Phoenix

Camelback Esplanade V Suite 180 Phoenix, Arizona 85016 602.794.3700

Portland

208 SW First Avenue Suite 300 Portland, Oregon 97204 503.221.0200

San Francisco

4 Embarcadero Center Suite1950

San Francisco, California 94111 415.248.2900

Seattle

111 Third Avenue Suite 2400

Seattle, Washington 98101 206.382.9191

London, UK

9-11 Grosvenor Gardens London SW1W OBD 011.44.20.7663.9100

Vienna, Austria

Millenium Tower, 23rd floor Handelskai 94-96 A-1201 Vienna 011.43.12.402.7250

NOTE: Not all services are available from all offices.